Summary Prospectus	June 27, 2025
Invesco SMA High Yield Bond Fund
(SMHYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.invesco.com/prospectus. You can also get this information at no cost by calling (800) 959-4246 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated June 27, 2025 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Investment Objective(s)
The Fund’s investment objective is total return through growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
The table and Examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	None

Distribution and/or Service (12b-1) Fees	None

Other Expenses	1.51

Total Annual Fund Operating Expenses	1.51

Expense Reimbursement[2]	1.51

Total Annual Fund Operating Expenses After Expense Reimbursement	0.00

1
Invesco Advisers, Inc. (Invesco or the Adviser) will not charge a management fee for its advisory services to the Fund. Shareholders should be aware that the Fund is an investment option for wrap fee, separately managed and other discretionary accounts for which Invesco or its affiliates receive compensation pursuant to an investment management agreement. Invesco will be compensated directly or indirectly by clients or account program sponsors (“Program Sponsors”) for managed account advisory services, including with respect to assets that may be invested in the Fund. You should carefully read the account program brochure provided to you by Invesco or its affiliates, or the Program Sponsor. The brochure is required to include information about the fees charged to you and, in the case of a wrap fee or separately managed account program with a Program Sponsor, the fees paid by the Program Sponsor to Invesco.

2
Invesco has contractually agreed to reimburse expenses necessary to limit Total Fund Operating Expenses After Expense Reimbursement (excluding certain items discussed in the statement of additional information) of shares of the Fund to 0.00% of the Fund’s average daily net assets (the “expense limit”). This expense reimbursement agreement will continue in effect for so long as Invesco serves as adviser to the Fund. The expense reimbursement agreement cannot be terminated or amended to increase the expense limit without approval of the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This Example does not represent the effect of any fees or expenses paid at the wrap fee, separately managed or other discretionary account level, and if it did, expenses would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are subject to the contractual expense reimbursement shown above and remain the same.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Invesco SMA High Yield Bond Fund	$0	$328	$680	$1,672

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 126% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities that are determined to be below investment grade quality, and in derivatives and other instruments that have economic characteristics similar to such securities. These types of securities are commonly referred to as junk bonds. Investment grade securities are: (i) securities rated BBB- or higher by S&P Global Ratings (S&P) or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), (ii) securities with comparable
1        Invesco SMA High Yield Bond Fund
invesco.com/usSMAHYB-SUMPRO-1

short-term NRSRO ratings, or (iii) unrated securities determined by Invesco Advisers, Inc. (Invesco or the Adviser) to be of comparable quality, each at the time of purchase. If two or more NRSROs have assigned different ratings to a security, the Adviser uses the lowest rating assigned.
The Fund will principally invest in junk bonds rated B- or above by an NSRO at the time of investment or, if unrated, deemed to be of comparable quality by the Adviser.
The Fund may invest in preferred stocks and convertible securities, which are securities that generally pay interest and may be converted into common stock.
The Fund may invest up to 25% of its net assets in foreign securities. With regard to foreign security holdings, up to 15% of the Fund’s net assets may be in securities of issuers located in emerging markets countries, i.e., those that are generally in the early stages of their industrial cycles. The Fund may also invest in securities not considered foreign securities that carry foreign credit exposure.
The Fund may purchase mortgage-backed and asset-backed securities such as collateralized mortgage obligations (CMOs), collateralized loan obligations (CLOs) and collateralized debt obligations (CDOs) of any rating. The Fund may invest up to 15% of its net assets in illiquid or thinly traded investments. The Fund also may invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended. The Fund may also purchase municipal securities. The Fund’s investments may include securities that do not produce immediate cash income, such as zero coupon securities and payment-in-kind securities. The Fund may also invest, subject to an overall 15% limit, in loans, in loan participations or assignments.
The Fund may invest in securities of any maturity or duration.
The Fund can invest in derivative instruments, including swap contracts, options, futures contracts and forward foreign currency contracts.
The Fund can use swap contracts, including interest rate swaps, to seek to hedge or adjust its exposure to interest rates. The Fund can also use swap contracts, including credit default swaps, to gain or reduce exposure to an asset class or a particular issue. The Fund can further use swap contracts, including credit default index swaps, to seek to hedge credit risk or take a position on a basket of credit entities and to gain or reduce exposure to an asset class or a particular issue; and use total return swaps to gain exposure to a reference asset.
The Fund can use options, including credit default swap options, to gain the right to enter into a credit default swap at a specified future date. The Fund can further use swaptions (options on swaps) to manage interest rate risk; currency options to manage currency exposure; and options on bond or rate futures to manage interest rate exposure.
The Fund can use futures contracts, including interest rate futures, to increase or reduce its exposure to interest rate changes. The Fund can also use currency futures contracts and/or forward foreign currency contracts to seek to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
In selecting securities for the Fund’s portfolio, the Adviser focuses on securities that it believes have favorable prospects for high current income and the possibility of growth of capital. The Adviser conducts a bottom-up fundamental analysis of an issuer before its securities are purchased by the Fund. The fundamental analysis involves an evaluation by a team of credit analysts of an issuer’s financial statements in order to assess its financial condition.
The bottom-up fundamental analysis is supplemented by an ongoing review of the securities’ relative value compared with other junk bonds, and a top-down analysis of sector and macro-economic trends, such as changes in interest rates.
The portfolio managers attempt to control the Fund’s risk by limiting the portfolio’s assets that are invested in any one security, and by diversifying the portfolio’s holdings over a number of different industries. Although the Fund is actively managed, it is reviewed regularly against its style-specific benchmark index (the Bloomberg U.S. Corporate High Yield Ba/B 2% Issuer Cap Index) to assess the portfolio’s relative risk and its positioning.
Decisions to purchase or sell securities are determined by the relative value considerations of the portfolio managers that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund.
In attempting to meet its investment objective or to manage subscription and redemption requests, the Fund may engage in active and frequent trading of portfolio securities.
The credit analysts also assess the ability of an issuer to reduce its leverage (i.e., the amount of borrowed debt). The credit research process utilized by the Fund to implement its investment strategy in pursuit of its investment objective considers factors that may include, but are not limited to, an issuer’s operations, capital structure and environmental, social and governance (“ESG”) considerations. Credit quality analysis for certain issuers therefore may consider whether any ESG factors pose a material financial risk or opportunity to an issuer. The Adviser may determine that ESG considerations are not material to certain issuers or types of investments held by the Fund, and not all issuers or Fund investments may undergo a credit quality analysis that considers ESG factors and ESG considerations may not be applied to each issuer or Fund investment. Consideration of ESG factors is just one component of the portfolio managers’ assessment of issuers eligible for investment and not necessarily determinative to an investment decision. Therefore, the Fund’s portfolio managers may still invest in securities of issuers that may be viewed as having a high ESG risk profile.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer. These market conditions may include real or perceived adverse economic conditions, changes in trade regulation or economic sanctions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability and uncertainty, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or adverse investor sentiment generally, among others. Certain changes in the U.S. economy in particular, such as when the U.S. economy weakens or when its financial markets decline, may have a material adverse effect on global financial markets as a whole, and on the securities to which the Fund has exposure. Increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, may also adversely affect U.S. issuers, as well as non-U.S. issuers.
During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
High Yield Debt Securities (Junk Bond/Below-Investment-Grade) Risk. Compared to higher quality debt securities, high yield debt securities (commonly referred to as “junk bonds”)
2        Invesco SMA High Yield Bond Fund
invesco.com/usSMAHYB-SUMPRO-1

and other lower-rated securities involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. High yield debt securities often are issued by smaller, less creditworthy companies or by highly leveraged (for example, indebted) firms. High yield debt securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile. The values of high yield debt securities often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds, and their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price, thus subjecting the Fund to a substantial risk of loss.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The credit analysis applied to the Fund’s debt securities may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Changing Fixed Income Market Conditions Risk. Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets, which could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Foreign Securities Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, changes in economic or taxation policies or other adverse political or economic developments (in which the Fund could lose its entire investments in a certain market) and the difficulty of enforcing obligations in other countries, including the possible adoption of foreign governmental restrictions such as exchange controls. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or is subject to sanctions.
Emerging Markets Investment Risk. Investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
Foreign Exposure Risk. Although the Fund may invest in securities of companies listed on U.S. securities exchanges, the international operations of those companies may create exposure to foreign markets where such companies operate. The international operations of many companies expose them to risks associated with political, social or economic events in other countries or regions, which may include instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, tariffs and trade disputes, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business.
Restricted Securities Risk. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities and such securities may be difficult to value and may have significant volatility.
3        Invesco SMA High Yield Bond Fund
invesco.com/usSMAHYB-SUMPRO-1

Rule 144A Securities and Other Exempt Securities Risk. The market for Rule 144A and other securities exempt from certain registration requirements may be less active than the market for publicly-traded securities. Rule 144A and other exempt securities, while initially privately placed, carry the risk that their liquidity may become impaired and the Fund may be unable to dispose of the securities at a desirable time or price.
Preferred Securities Risk. There are special risks associated with investing in preferred securities compared to those applicable generally to equity securities. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received any income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
Convertible Securities Risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks that apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade and therefore considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade securities.
Collateralized Loan Obligations Risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorb losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund's income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately-issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately-issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately-issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
Liquidity Risk. The Fund may hold illiquid investments that it may be unable to sell at its preferred time or price and, as a result, could lose the entirety of such illiquid investments. Liquid investments can become illiquid during periods of market stress. If a significant amount of the Fund's investments become illiquid, it may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices. The risks of illiquidity are particularly important when the Fund’s operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. Illiquid investments are also difficult to value. In the event the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, the Fund may not receive full value for those assets.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
Municipal Securities Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Zero Coupon or Pay-In-Kind Securities Risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
4        Invesco SMA High Yield Bond Fund
invesco.com/usSMAHYB-SUMPRO-1

Senior Loans and Other Loans Risk. Risks associated with an investment in Senior Loans include credit risk, interest rate risk, liquidity risk, valuation risk and prepayment risk. These risks are typically associated with debt securities but may be heightened in part because of the limited public information regarding Senior Loans. Senior Loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell Senior Loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding Senior Loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. The value of Senior Loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Senior loans are also subject to the risk that a court could subordinate a senior loan or take other action detrimental to the holders of senior loans. Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Loan investments are often issued in connection with highly leveraged transactions which are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy. Highly leveraged loans also may be less liquid than other loans. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. Newly originated loans (including reissuances and restructured loans) may possess lower levels of credit document protections than has historically been the case. Accordingly, in the event of default the Fund may experience lower levels of recoveries than has historically been the norm.
Risk of Investing in Loans. Investments in loans are subject to interest rate risk and credit risk. Default in the payment of interest or principal on a loan will result in a reduction in its value. Although the loans in which the Fund may invest generally are secured by specific collateral, there can be no assurance that such collateral will satisfy the borrower’s obligation in the event of non payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, access to the collateral may be limited by bankruptcy or other insolvency loans. The Fund may also invest in loans that are not secured by collateral. Unsecured loans involve additional risk because the lenders are general unsecured creditors of the borrower and any secured creditors may have prior rights of recourse to the assets of the borrower, and the assets of the borrower may be insufficient to satisfy in full all obligations owed to its creditors.
There is no organized exchange on which loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods, any of which may impair the ability to sell loans within a desired time frame or at an acceptable price. Extended trade settlement periods for certain loans may result in cash not being immediately available upon sale of the loan. Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment may be adversely affected. Many loans are not registered with the SEC or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most loans than is the case for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries.
Risks of Loan Assignments and Participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment, a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any setoff between the lender and the borrower.
ESG Considerations Risk. The ESG considerations that may be assessed as part of the investment process to implement the Fund’s investment strategy in pursuit of its investment objective may vary across types of eligible investments and issuers, and not every ESG factor may be identified or evaluated for every investment, and not every investment or issuer may be evaluated for ESG considerations. The Fund’s portfolio will not be solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused issuers. The incorporation of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. The Fund may underperform other funds that do not assess an issuer’s ESG factors or that use a different methodology to identify and/or incorporate ESG factors. Information used by the Fund to evaluate such factors may not be readily available, complete or accurate, and may vary across providers and issuers as ESG is not a uniformly defined characteristic. There is no guarantee that the evaluation of ESG considerations will be additive to the Fund’s performance.
Active Trading Risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of
5        Invesco SMA High Yield Bond Fund
invesco.com/usSMAHYB-SUMPRO-1

the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a style-specific benchmark and a broad-based securities market benchmark (in that order). The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Fund performance reflects any applicable expense reimbursements. Performance returns would be lower without applicable expense reimbursements.
All Fund performance shown assumes the reinvestment of dividends and capital gains and the effect of the Fund’s expenses.
Updated performance information is available on the Fund's website at www.invesco.com/us.

Annual Total Returns

	Period Ended	Returns
Year-to-date	March 31, 2025	1.08%
Best Quarter	September 30, 2024	4.33%
Worst Quarter	December 31, 2024	-0.15%

Average Annual Total Returns (for the periods ended December 31, 2024)
	Inception Date	1 Year	Since Inception
Return Before Taxes	3/1/2023	7.15%	9.33%
Return After Taxes on Distributions		3.70	5.86
Return After Taxes on Distributions and Sale of Fund Shares		4.33	5.68

Bloomberg US Corporate High Yield Ba/B 2% Issuer Cap Index (reflects no deduction for fees, expenses or taxes)		6.77	9.50

Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		1.25	3.78

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)

Portfolio Managers	Title	Length of Service on the Fund
Niklas Nordenfelt, CFA	Portfolio Manager (Lead)	2023

Rahim Shad	Portfolio Manager	2023

Philip Susser	Portfolio Manager	2023

Purchase and Sale of Fund Shares
Shares of the Fund may be purchased and redeemed by or on behalf of wrap fee, separately managed or other discretionary accounts where the Adviser or its affiliates has an agreement with the Program Sponsor or directly with the client, to provide management or advisory services to the managed account.
The minimum investments for Fund accounts are as follows*:
Initial Investment Per Fund Account	$1,000

Additional Investments Per Fund Account	No minimum

* Your Program Sponsor may have certain investment requirements.
Purchase and redemption orders generally are made based on instructions from the Adviser or Program Sponsor to the broker-dealer who executes trades for the account. Shares of the Fund can be purchased or redeemed through the broker-dealer on any day the NYSE is open.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, unless you are investing through a tax-advantaged arrangement, such as a
401(k) plan, 529 college savings plan or individual retirement account. Any distributions from a 401(k) plan or individual retirement account may be taxed when withdrawn from such plan or account.
6        Invesco SMA High Yield Bond Fund
invesco.com/usSMAHYB-SUMPRO-1